UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )

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Hancock Park Corporate Income, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HANCOCK PARK CORPORATE INCOME, INC.
10 South Wacker Drive, Suite 2500
Chicago, Illinois 60606
(847) 734-2000
NOTICE OF ADJOURNMENT OF ANNUAL MEETING
PLEASE VOTE YOUR PROXY TODAY
October 19, 2022
Dear Stockholder:
You recently received proxy materials relating to proposals to be voted on by stockholders of Hancock Park Corporate Income, Inc. (the “Company”) at the Annual Meeting of Stockholders on October 19, 2022. This important notice is to inform you that the Annual Meeting has been adjourned until November 9, 2022 at 10:00 a.m., local time, to allow stockholders additional time to exercise their voting rights by submitting their voting instructions. The adjourned meeting will be held at the Company’s offices on the 25th floor of 10 South Wacker Drive, Chicago, Illinois 60606. The purpose of the adjourned Annual Meeting is to (i) elect one (1) member to our Board of Directors to serve as a Class III director, for a term of three years, or until her successor is elected and qualified; (ii) ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022; and (iii) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
This letter was sent to you because you held shares of the Company on the record date and we have not yet received your vote. In order to avoid further delay of the meeting, please vote today. Your vote is extremely important, no matter how many shares you hold or how you choose to vote.
For the reasons set forth in the proxy statement, dated September 8, 2022, the Board of Directors, including the Independent Directors, unanimously recommends that you vote “FOR” the (i) election of a member to our Board of Directors to serve as a Class III director; and (ii) ratification of the selection by the Audit Committee of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022. Please vote via the internet or by phone as soon as possible, or alternatively, please sign, date, and return the enclosed voting instruction form (see the instructions below).
If you need assistance voting your Hancock Park Corporate Income, Inc. shares, please call D.F. King toll-free at (866) 406-2284. On behalf of your Board of Directors, we thank you for your ongoing support of, and continued interest in, Hancock Park Corporate Income, Inc.
Sincerely yours,
Bilal Rashid
Chairman of the Board of Directors,
President and Chief Executive Officer

You may use one of the following simple methods to promptly provide your voting instructions:
1.Internet: Have the control number listed on the enclosed voting instruction form ready and follow the online instructions at www.proxyvote.com.
2. Telephone: Have the control number listed on the enclosed voting instruction form ready and call (800) 454-8683.
3. Mail: Sign, date, mark and return the enclosed voting instruction form in the postage-paid return envelope provided.